UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2022

PROKIDNEY CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40560	98-1586514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Westpoint Blvd., Suite G, Winston-Salem, NC	27103
(Address of principal executive offices)	(Zip Code)

ProKidney Corp.

336-999-7029

(Registrant’s telephone number, including area code)

Social Capital Suvretta Holdings Corp. III

2850 W. Horizon Ridge Parkway, Suite 200

Henderson, NV 89052

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	DNAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On July 11, 2022, Social Capital Suvretta Holdings Corp. III (“SCS” and, after the Business Combination (as defined below), “ProKidney Corp.”) consummated the transactions contemplated by its previously announced Business Combination Agreement (the “Business Combination Agreement”), dated as of January 18, 2022, by and between SCS and ProKidney LP, a limited partnership organized under the laws of Ireland (“ProKidney”), acting through its general partner ProKidney GP Limited, a private limited company incorporated under the laws of Ireland (the “Business Combination”). As a result of the closing (the “Closing”) of the Business Combination, SCS’s name was changed to ProKidney Corp.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 8, 2022, SCS was notified (the “Notice”) by the staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Staff had determined to initiate procedures to delist SCS’s securities due to SCS’s non-compliance, following the termination of SCS’s initial public offering phase-in period (but prior to the consummation of the Business Combination), with respect to the audit committee composition requirements set forth in Nasdaq Listing Rule 5605(c)(2) (the “Composition Requirements”).

As a result of the Closing, ProKidney Corp. is compliant with the Composition Requirements and expects Nasdaq to cancel the delisting actions.

This Current Report on Form 8-K is filed to satisfy the obligation under Nasdaq Listing Rule 5810(b) and Item 3.01(a) of Form 8-K that ProKidney Corp. make a public announcement disclosing the Notice no later than four business days from the date of the Notice.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ProKidney Corp. 2022 Incentive Equity Plan

On July 11, 2022, at an Extraordinary General Meeting (the “Extraordinary General Meeting”), shareholders of SCS approved by ordinary resolution and adopted the ProKidney Corp. 2022 Incentive Equity Plan (the “Incentive Equity Plan”), which makes available for issuance 26,439,000 Class A ordinary shares, par value $0.0001 per share, of ProKidney Corp. (“ProKidney Corp. Class A ordinary shares”), subject to an automatic reduction so that such reserve equals 10% of the number of ProKidney Corp. Class A ordinary shares outstanding immediately after the Closing on a fully-diluted basis (including the ProKidney Corp. Class A ordinary shares into which Post-Combination ProKidney Common Units (as defined in SCS’s definitive proxy statement (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 2, 2022) may be exchanged pursuant to the Exchange Agreement (as defined in the Definitive Proxy), but before giving effect to the number of the ProKidney Corp. Class A ordinary shares reserved or issued under the Incentive Equity Plan and the Employee Stock Purchase Plan (as defined below) and excluding all Earnout Shares (as defined in the Definitive Proxy) and all Post-Combination ProKidney Common Units issuable upon the vesting and settlement of Earnout RCUs (as defined in the Definitive Proxy)). A summary of the Incentive Equity Plan is included in the Definitive Proxy and is incorporated herein by reference, which summary is qualified in all respects by the full text of the Incentive Equity Plan, which is attached as Annex M to the Definitive Proxy.

ProKidney Corp. Employee Stock Purchase Plan

On July 11, 2022, at the Extraordinary General Meeting, shareholders of SCS approved by ordinary resolution and adopted the ProKidney Corp. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), which makes available for issuance 5,287,800 ProKidney Corp. Class A ordinary shares, subject to an automatic reduction so that such reserve equals 2% of the number of ProKidney Corp. Class A ordinary shares outstanding immediately after the Closing on a fully-diluted basis (including the ProKidney Corp. Class A ordinary shares into which Post-Combination ProKidney Common Units may be exchanged pursuant to the Exchange Agreement, but before giving effect to the number of the ProKidney Corp. Class A ordinary shares reserved or issued under the Incentive Equity Plan and the Employee Stock Purchase Plan and excluding all Earnout Shares and all Post-Combination ProKidney Common Units issuable upon the vesting and settlement of Earnout RCUs). A summary of the Employee Stock Purchase Plan is included in the Definitive Proxy and is incorporated herein by reference, which summary is qualified in all respects by the full text of the Employee Stock Purchase Plan, which is attached as Annex N to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, 25,036,611 SCS ordinary shares, which represented 78.5% of the ordinary shares outstanding and entitled to vote as of the record date for the Extraordinary General Meeting of June 2, 2022, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the SCS shareholders at the Extraordinary General Meeting are set forth below.

Approval of the Business Combination Proposal

SCS shareholders approved by ordinary resolution and adopted the Business Combination Agreement and the Business Combination. A copy of the Business Combination Agreement is attached as Annex A to the Definitive Proxy and as Exhibit 2.1 to SCS’s Current Report on Form 8-K/A filed with the SEC on January 21, 2022 (the “Business Combination Proposal”). The voting results with respect to the Business Combination Proposal were as follows:

Votes For	Votes Against	Abstentions
23,502,858	1,513,013	7,117

Organizational Documents Proposals

Approval of Organizational Documents Proposal A

SCS shareholders approved by special resolution a change in the name of SCS to “ProKidney Corp.” (“Organizational Documents Proposal A”). The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions
23,502,857	1,513,014	7,117

Approval of Organizational Documents Proposal B

SCS shareholders approved by ordinary resolution an increase of authorized number of SCS Class B ordinary shares of a par value of $0.0001 each from 50,000,000 to 500,000,000 (the “Increase”) such that following the Increase, the authorized share capital of SCS shall be $100,500 divided into 500,000,000 Class A ordinary shares of a par value of $0.0001 each (“SCS Class A ordinary shares”), 500,000,000 Class B ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each (“Organizational Documents Proposal B”). The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions
22,762,380	2,252,983	7,625

Approval of Organizational Documents Proposal C

SCS shareholders approved by special resolution the amendment and restatement of SCS’s current memorandum and articles of association with the second amended and restated memorandum and articles of association of ProKidney Corp., in the form attached as Annex E to the Definitive Proxy

(“Organizational Documents Proposal C”). The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions
23,502,353	1,513,383	7,253

Approval of the Stock Issuance Proposal

SCS shareholders approved by ordinary resolution, for the purposes of complying with the applicable listing rules of the Nasdaq Capital Market, the issuance of (x) ProKidney Corp. Class B ordinary shares, par value $0.0001 per share (“ProKidney Corp. Class B ordinary shares”), to ProKidney pursuant to the terms of the Business Combination Agreement (including ProKidney Corp. Class B ordinary shares issuable upon the settlement of Earnout Shares and Class B PMEL RSRs (as defined in the Definitive Proxy)) and (y) SCS Class A ordinary shares to certain investors in connection with the PIPE Investment, including SCS Class A ordinary shares to the ProKidney Related PIPE Investors and the Sponsor Related PIPE Investors (as each capitalized term in clause (y) is defined in the Definitive Proxy), plus any additional shares pursuant to subscription agreements SCS may enter into prior to the Closing (collectively, the “Stock Issuance Proposal”). The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions
22,763,337	2,252,309	7,343

Approval of the Director Election Proposal

SCS shareholders approved by ordinary resolution the election of William F. Doyle, Alan M. Lotvin, M.D. and Brian J.G. Pereira, M.D. to serve as Class I directors, John M. Maraganore, Ph.D. and José Ignacio Jiménez Santos to serve as Class II directors and Tim Bertram, Ph.D., Pablo Legorreta and Uma Sinha, Ph.D. to serve as Class III directors, with Mr. Legorreta to serve as the Chairperson of the ProKidney Corp. board of directors, who, upon the Closing, will be the directors of ProKidney Corp.

The voting results with respect to the election of William F. Doyle were as follows:

Votes For	Votes Against	Abstentions
6,250,000	0	0

The voting results with respect to the election of Alan M. Lotvin, M.D. were as follows:

Votes For	Votes Against	Abstentions
6,250,000	0	0

The voting results with respect to the election of Brian J.G. Pereira, M.D. were as follows:

Votes For	Votes Against	Abstentions
6,250,000	0	0

The voting results with respect to the election of John M. Maraganore, Ph.D. were as follows:

Votes For	Votes Against	Abstentions
6,250,000	0	0

The voting results with respect to the election of José Ignacio Jiménez Santos were as follows:

Votes For	Votes Against	Abstentions
6,250,000	0	0

The voting results with respect to the election of Tim Bertram, Ph.D. were as follows:

Votes For	Votes Against	Abstentions
6,250,000	0	0

The voting results with respect to the election of Pablo Legorreta were as follows:

Votes For	Votes Against	Abstentions
6,250,000	0	0

The voting results with respect to the election of Uma Sinha, Ph.D. were as follows:

Votes For	Votes Against	Abstentions
6,250,000	0	0

Approval of the Incentive Equity Plan Proposal

SCS shareholders approved by ordinary resolution the Incentive Equity Plan (the “Incentive Equity Plan Proposal”). The voting results with respect to the Incentive Equity Plan Proposal were as follows:

Votes For	Votes Against	Abstentions
23,319,049	1,696,509	7,430

Approval of the Employee Stock Purchase Plan Proposal

SCS shareholders approved by ordinary resolution the Employee Stock Purchase Plan (the “Employee Stock Purchase Plan Proposal”). The voting results with respect to the Employee Stock Purchase Plan Proposal were as follows:

Votes For	Votes Against	Abstentions
23,500,160	1,515,661	7,167

Approval of the Auditor Ratification Proposal

SCS shareholders approved the appointment by SCS’s audit committee of Marcum LLP as the independent registered public accountants to SCS to audit and report on SCS’s consolidated financial statements for the year ending December 31, 2022 (the “Auditor Ratification Proposal”). The voting results with respect to the Auditor Ratification Proposal were as follows:

Votes For	Votes Against	Abstentions
25,027,946	1,394	7,271

Approval of the Adjournment Proposal

SCS shareholders approved by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions
23,299,347	1,716,297	7,345

Item 7.01 Regulation FD Disclosure.

On July 12, 2022, ProKidney Corp. issued a press release announcing the Closing. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

22,829,769 of SCS’s Class A ordinary shares were presented for redemption in connection with the Business Combination.

ProKidney Corp. expects the ProKidney Corp. Class A ordinary shares to begin publicly trading on the Nasdaq Capital Market under the new symbol “PROK” on July 12, 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release dated July 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProKidney Corp.

By:	/s/ Timothy A. Bertram
Name: Timothy A. Bertram
Title: Chief Executive Officer

Date:    July 12, 2022